UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2021

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 9.01. Financial Statements and Exhibits.
As previously disclosed in the Current Report on Form 8-K of Cottonwood Communities, Inc. (the "Company") filed with the Securities and Exchange Commission ("SEC") on May 12, 2021, Cottonwood Residential II, Inc. ("CRII") merged with and into Cottonwood Communities GP Subsidiary, LLC ("Merger Sub"), a wholly owned subsidiary of the Company, with Merger Sub surviving as a direct, wholly owned subsidiary of the Company (the “CRII Company Merger”) and (ii) Cottonwood Communities O.P., LP ("CCOP") merged with and into Cottonwood Residential O.P., LP ("CROP"), with CROP surviving as the operating partnership of the Company (the “CROP Merger” and, together with the CRII Company Merger, the “CRII Merger”).
This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed on May 12, 2021, to include the historical financial statements and pro forma financial information required in connection with the CRII Merger.
In addition, on July 15, 2021, Cottonwood Multifamily REIT I, Inc. ("CMRI") merged with and into Merger Sub, with Merger Sub surviving, and Cottonwood Multifamily REIT II, Inc. ("CMRII") merged with and into Merger Sub, with Merger sub surviving. Further, each of the operating partnerships of CMRI and CMRII merged with and into CROP with CROP surviving. This 8-K/A includes historical financial statements for CMRI and CMRII and related pro forma financial information for purposes of incorporating by reference such information in the registration statement on Form S-11 of the Company.
(a) Financial Statements.
The audited financial statements of CRII as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 are attached hereto as Exhibit 99.1 and are incorporated by reference herein. The unaudited financial statements of CRII as of March 31, 2021 are attached as Exhibit 99.4 and are incorporated by reference herein.

The audited financial statements of CMRI as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 are attached hereto as Exhibit 99.2 and are incorporated by reference herein. The unaudited financial statements of CMRI as of March 31, 2021 are attached as Exhibit 99.5 and are incorporated by reference herein.

The audited financial statements of CMRII as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 are attached hereto as Exhibit 99.3 and are incorporated by reference herein. The unaudited financial statements of CMRII as of March 31, 2021 are attached as Exhibit 99.6 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The pro forma financial information of the Company required pursuant to Article 11 of Regulation S-X as of, and for, the three months ended March 31, 2021 and for the year ended December 31, 2020 is attached as Exhibit 99.7 and is incorporated by reference herein.
(d) Exhibits

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of Cottonwood Residential II, Inc. as of and for the year ended December 31, 2020
99.2	Audited Consolidated Financial Statements of Cottonwood Multifamily REIT I, Inc. as of and for the year ended December 31, 2020
99.3	Audited Consolidated Financial Statements of Cottonwood Multifamily REIT II, Inc. as of and for the year ended December 31, 2020
99.4	Unaudited Condensed Consolidated Financial Statements of Cottonwood Residential II, Inc. as of and for the period ended March 31, 2021
99.5	Unaudited Consolidated Financial Statements of Cottonwood Multifamily REIT I, Inc. as of and for the period ended March 31, 2021
99.6	Unaudited Consolidated Financial Statements of Cottonwood Multifamily REIT II, Inc. as of and for the period ended March 31, 2021
99.7	Unaudited Pro Forma Consolidated Financial Information of Cottonwood Communities, Inc. as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	President

Date:   July 21, 2021